Exhibit 99.1

GSI Commerce Reports Fiscal 2011 First Quarter Operating Results

KING OF PRUSSIA, Pa.--(BUSINESS WIRE)--April 28, 2011--GSI Commerce Inc. (Nasdaq: GSIC) today announced its financial results for its fiscal first quarter ended April 2, 2011.

Fiscal 2011 First Quarter Compared to Fiscal 2010 First Quarter

  Net revenues were $323.5 million compared to $272.6 million.
  Loss from operations was $27.9 million compared to $12.9 million and includes $7.3 million of expenses related to the pending acquisition of GSI by eBay, $3.5 million of expenses related to the acquisition of Fanatics, Inc. and $3.3 million of earn-out expenses related to the acquisition of Fetchback, Inc.
  Non-GAAP income from operations (NGIO) was $14.8 million compared to $17.4 million.
  Core NGIO was $19.3 million compared to $18.5 million.*
  Emerging NGIO loss was $4.6 million compared to $1.2 million.**
  Net loss was $13.6 million or $0.20 per share compared to net loss of $8.1 million or $0.13 per share.
  Trailing 12 month loss from operations was $32.2 million compared to income from operations of $11.9 million.
  Trailing 12 month NGIO was $132.1 million compared to $114.5 million.
  Trailing 12 month Core NGIO was $144.6 million compared to $114.3 million.
  Trailing 12 month Emerging NGIO loss was $12.6 million compared to NGIO profit of $0.2 million.
  Trailing 12 month cash flow from operating activities was $132.8 million compared to $127.7 million.
  Trailing 12 month free cash flow was $59.3 million compared to $76.2 million.

*Core includes Global e-Commerce Services, Global Marketing Services and corporate overhead.

**Emerging includes Rue La La and ShopRunner without allocation of corporate overhead.

The definitions of non-GAAP income from operations, free cash flow, and a discussion of the importance of these non-GAAP financial metrics to GSI’s business can be found under “Non-GAAP Financial Measures” provided later in this news release.

Non-GAAP Financial Measures

GSI’s consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements in this release, we use the non-GAAP financial measures of non-GAAP income from operations and free cash flow. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this release of the non-GAAP measures to the nearest GAAP measure.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. These measures may be different from non-GAAP measures used by other companies.

Non-GAAP income from operations. We define non-GAAP income from operations as income from operations excluding stock-based compensation, depreciation and amortization expenses, and the following expenses relating to acquisitions: transaction expenses, due diligence expenses, integration expenses, non-cash inventory valuation adjustments, the cash portion of any deferred acquisition payments recorded as compensation expense, changes in fair value of deferred acquisition payments, and goodwill and intangible asset impairment charges. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under ASC 718 / SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing our business and operate in an emerging and changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of the following acquisition-related expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance: transaction expenses, due diligence expenses, integration expenses, non-cash inventory valuation adjustments, the cash portion of any acquisition earn-out payments recorded as compensation expense, changes in fair value of deferred acquisition payments, and goodwill and intangible asset impairment charges.

Free cash flow. We define free cash flow as net cash provided by operating activities minus cash paid for fixed assets, including internal use software. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management’s comparisons of our operating results to the operating results of comparable companies. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service, but not paid for during the applicable period. Our management compensates for this limitation by providing supplemental information about capital expenditures accrued, but not paid for during the applicable periods on the face of the cash flow statement in our Forms 10-K and 10-Q.

About GSI Commerce

GSI Commerce® enables e-commerce, multichannel retailing and digital marketing for global enterprises in the U.S. and internationally. GSI’s e-commerce services which include technology, order management, payment processing, fulfillment and customer care, are available on a modular basis or as part of an integrated solution. GSI’s Global Marketing Services division provides innovative digital marketing products and services comprised of database management and segmentation, marketing distribution channels, a global digital agency to drive strategic and creative direction and an advanced advertising analytics and attribution management platform. Additionally, GSI provides brands and retailers platforms to engage directly with consumers through RueLaLa.com, an online private sale shopping destination, and ShopRunner.com, a members-only shopping service that offers unlimited free two-day shipping and free shipping on returns for a $79 annual subscription.

GSI COMMERCE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	January 1,	April 2,
	2011	2011
ASSETS
Current assets:
Cash and cash equivalents	$242,146	$109,624
Accounts receivable, net	96,382	72,151
Inventory, net	62,412	92,099
Deferred tax assets	16,439	19,235
Prepaid expenses and other current assets	16,984	21,497
Total current assets	434,363	314,606

Property and equipment, net	188,829	212,282
Goodwill	318,179	494,822
Intangible assets, net	132,972	204,953
Long-term deferred tax assets	2,279	-
Other assets, net	30,540	39,283

Total assets	$1,107,162	$1,265,946

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$144,323	$84,387
Accrued expenses and other	197,417	154,277
Deferred revenue	23,808	28,088
Current portion - long-term debt	11,136	17,985
Total current liabilities	376,684	284,737

Convertible notes	123,391	125,107
Long-term debt	32,287	183,793
Deferred acquisition payments	1,750	4,673
Deferred tax liabilities	-	6,450
Deferred revenue and other long-term liabilities	10,017	9,300
Total liabilities	544,129	614,060

Stockholders' equity:
Preferred stock, $0.01 par value:
Authorized shares - 5,000
Issued and outstanding shares - none	-	-
Common stock, $0.01 par value:
Authorized shares - 180,000 and 180,000
Issued and outstanding shares - 66,984 and 72,246	670	722
Additional paid in capital	765,857	867,195
Accumulated other comprehensive loss	(1,378)	(306)
Accumulated deficit	(202,116)	(215,725)
Total stockholders' equity	563,033	651,886

Total liabilities and stockholders' equity	$1,107,162	$1,265,946

GSI COMMERCE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	April 3,	April 2,
	2010	2011

Revenues:
Net revenues from product sales	$159,275	$178,940
Service fee revenues	113,317	144,554

Net revenues	272,592	323,494

Costs and expenses:
Cost of revenues from product sales	117,474	129,100
Marketing	10,807	14,691
Account management and operations	77,694	91,284
Product development	34,317	46,587
General and administrative	24,397	46,519
Depreciation and amortization	18,761	23,165
Changes in fair value of deferred acquisition payments	2,074	-

Total costs and expenses	285,524	351,346

Loss from operations	(12,932)	(27,852)

Other (income) expense:
Interest expense	5,208	5,248
Interest income	(234)	(65)
Other (income) expense	474	(1,098)

Total other expense	5,448	4,085

Loss before income taxes and equity-method
investment earnings	(18,380)	(31,937)
Benefit for income taxes	(10,255)	(17,874)
Equity-method investment earnings	-	(454)

Net loss	$(8,125)	$(13,609)

Loss per share- basic and diluted	$(0.13)	$(0.20)

Weighted average shares outstanding - basic and diluted	60,446	68,156

GSI COMMERCE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	April 3,	April 2,
	2010	2011

Cash Flows from Operating Activities:
Net loss	$(8,125)	$(13,609)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	14,646	18,024
Amortization	4,115	5,141
Amortization of discount on convertible notes	2,809	1,716
Changes in fair value of deferred acquisition payments	2,074	-
Stock-based compensation	6,931	5,012
Foreign currency transaction losses (gains)	475	(1,006)
Equity-method investment earnings	-	(454)
Deferred income taxes	(11,191)	(18,598)
Changes in operating assets and liabilities:
Accounts receivable, net	16,420	27,221
Inventory, net	(2,621)	4,739
Prepaid expenses and other current assets	(561)	(1,114)
Other assets, net	149	(1,706)
Accounts payable and accrued expenses	(110,530)	(117,402)
Deferred revenue	238	(465)

Net cash used in operating activities	(85,171)	(92,501)

Cash Flows from Investing Activities:
Payments for acquisitions of businesses, net of cash acquired	-	(169,875)
Cash paid for property and equipment, including internal use software	(15,868)	(18,485)

Net cash used in investing activities	(15,868)	(188,360)

Cash Flows from Financing Activities:
Proceeds from long term borrowing	-	115,000
Borrowings on revolving credit loan	-	40,000
Debt issuance costs paid	(856)	(5,674)
Repayments of capital lease obligations	(1,473)	(2,832)
Repayments of mortgage note	(50)	(53)
Excess tax benefit in connection with exercise of stock options and awards	978	856
Proceeds from exercise of common stock options	6,933	448

Net cash provided by financing activities	5,532	147,745

Effect of exchange rate changes on cash and cash equivalents	(520)	594

Net decrease in cash and cash equivalents	(96,027)	(132,522)
Cash and cash equivalents, beginning of period	228,430	242,146

Cash and cash equivalents, end of period	$132,403	$109,624

GSI COMMERCE, INC. AND SUBSIDIARIES
NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	April 3,	April 2,	April 3,	April 2,
	2010	2011	2010	2011
Reconciliation of GAAP (loss) income from operations to
non-GAAP income from operations:
GAAP (loss) income from operations	$(12,932)	$(27,852)	$11,868	$(32,238)

Acquisition related integration, transaction, due diligence expenses, inventory valuation adjustments, and the cash portion of deferred
acquisition payments recorded as compensation expense	2,547	14,441	8,095	24,930
Stock-based compensation	6,931	5,012	24,739	25,924
Depreciation and amortization (1)	18,761	23,165	66,755	88,167
Changes in fair value of deferred acquisition payments	2,074	-	3,025	(63,037)
Impairment of goodwill and intangible assets	-	-	-	88,318

Non-GAAP income from operations	$17,381	$14,766	$114,482	$132,064

GAAP income (loss) from operations as a percentage
of GAAP net revenues	(4.7%)	(8.6%)	1.1%	(2.3%)

Non-GAAP income from operations as a percentage
of GAAP net revenues	6.4%	4.6%	10.6%	9.4%

(1) Includes amortization expense of acquisition related intangibles of $5,123 and $21,116 for the three- and twelve-months ended April 2, 2011 and $4,105 and $12,379 for the three- and twelve-months ended April 3, 2010.

	Three Months Ended April 2, 2011			Twelve Months Ended April 2, 2011
	Core(2)	Emerging(2)	Consolidated	Core(2)	Emerging(2)	Consolidated
Reconciliation of GAAP income (loss) from operations to
non-GAAP income (loss) from operations:
Income (loss) from operations	$(20,249)	$(7,603)	$(27,852)	$12,676	$(44,914)	$(32,238)
Acquisition related integration, transaction, due diligence expenses, inventory valuation adjustments, and the cash portion of deferred
acquisition payments recorded as compensation expense	14,354	87	14,441	23,226	1,704	24,930
Stock-based compensation	4,888	124	5,012	25,666	258	25,924
Depreciation and amortization	20,328	2,837	23,165	76,308	11,859	88,167
Changes in fair value of deferred acquisition payments	-	-	-	-	(63,037)	(63,037)
Impairment of goodwill and intangible assets	-	-	-	6,769	81,549	88,318

Non-GAAP income (loss) from operations	$19,321	$(4,555)	$14,766	$144,645	$(12,581)	$132,064

	Three Months Ended April 3, 2010			Twelve Months Ended April 3, 2010
	Core(2)	Emerging(2)	Consolidated	Core(2)	Emerging(2)	Consolidated
Reconciliation of GAAP income (loss) from operations to
non-GAAP income (loss) from operations:
Income (loss) from operations	$(5,452)	$(7,480)	$(12,932)	$22,296	$(10,428)	$11,868
Acquisition related integration, transaction, due diligence expenses, inventory valuation adjustments, and the cash portion of deferred
acquisition payments recorded as compensation expense	983	1,564	2,547	3,973	4,122	8,095
Stock-based compensation	6,931	-	6,931	24,739	-	24,739
Depreciation and amortization	16,077	2,684	18,761	63,255	3,500	66,755
Changes in fair value of deferred acquisition payments	-	2,074	2,074	-	3,025	3,025
Impairment of goodwill and intangible assets	-	-	-	-	-	-

Non-GAAP income (loss) from operations	$18,539	$(1,158)	$17,381	$114,263	$219	$114,482

(2) Core results include the Global e-Commerce Services segment and the Global Marketing Services segment. Emerging results include the Consumer Engagement Segment.

GSI COMMERCE, INC. AND SUBSIDIARIES
FREE CASH FLOW AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Twelve Months Ended
	April 3,	April 2,
	2010	2011
Reconciliation of GAAP operating cash flow to free cash flow:
GAAP cash flow from operating activities	$127,663	$132,799

Cash paid for property and equipment, including internal use software	(51,464)	(73,530)

Free cash flow	$76,199	$59,269

GSI COMMERCE, INC. AND SUBSIDIARIES
RESULTS BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended April 3, 2010
	Global	Global
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated

Net revenues	$201,372	$38,371	$44,454	$(11,605)	$272,592

Segment costs and expenses (1)	192,164	29,040	45,612	(11,605)	255,211

Segment profit (loss)	$9,208	$9,331	$(1,158)	$-	$17,381

	Three Months Ended April 2, 2011
	Global	Global
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated

Net revenues	$231,768	$50,322	$57,587	$(16,183)	$323,494

Segment costs and expenses (1)	219,404	43,365	62,142	(16,183)	308,728

Segment profit (loss)	$12,364	$6,957	$(4,555)	$-	$14,766

(1) Segment costs and expenses are GAAP costs and expenses excluding stock-based compensation expenses, depreciation and amortization expenses, and the following expenses related to acquisitions: transaction expenses, due diligence expenses, integration expenses, non-cash inventory valuation adjustments, the cash portion of any deferred acquisition payments recorded as compensation expense, changes in fair value of deferred acquisitions payments, and goodwill and intangible asset impairment charges.

CONTACT:
GSI Commerce, Inc.
Steve Somers, CFA
Sr. Director, Corporate Development,
Investor Relations & Treasury
610-491-7068
ir@gsicommerce.com